Management of Financial Risks - Summary Of Share Price Fluctuations On Amount That Could Be Raised (Details) - European High Growth Opportunities Fund € / shares in Units, € in Millions	Dec. 31, 2020 EUR (€) € / shares
Disclosure Of Share Price Fluctuations On Amount That Could Be Raised [Line Items]
Closing market price | € / shares	€ 7.10
Amount that could be raised if share price decrease by 20%	€ 24.0
Undrawn borrowing facilities	33.0
Amount that could be raised if share price increase by 20	€ 33.0